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                                  EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the accompanying Annual Report of Equus II Incorporated (the "Company") on Form 10-K for the period ended September 30, 2002 (the "Report"), I, Nolan Lehmann, President and Principal Financial and Accounting Officer of the Company, hereby certify that:

         (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 8, 2003                          /s/ NOLAN LEHMANN
                                               _________________________________
                                               Nolan Lehmann
                                               President
                                               Principal Financial and
                                               Accounting Officer